                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-2021

                            SCUDDER SECURITIES TRUST
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA  02110-4103
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        5/31

Date of reporting period:       11/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Health Care Fund

Semiannual Report to Shareholders

November 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. The fund may focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2003

Classes A, B, C and I

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4%. Class C shares have a 1% front-end sales charge, and redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I shares are not subject to sales charge.

Returns during the 5-year and life of fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of the Scudder Health Care Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Health Care Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Class A	12.52%	25.59%	-3.30%	10.46%	9.92%
Class B	12.10%	24.56%	-4.11%	9.55%	9.02%
Class C	12.09%	24.61%	-4.08%	9.58%	9.05%
S&P 500 Index++	10.80%	15.09%	-5.52%	-.47%	1.60%
Goldman Sachs Healthcare Index+++	5.45%	12.93%	-5.58%	3.36%	5.30%

Scudder Health Care Fund	6-Month++	1-Year	Life of Class**
Class I	12.70%	26.00%	-4.36%
S&P 500 Index++	10.80%	15.09%	-5.83%
Goldman Sachs Healthcare Index+++	5.45%	12.93%	-6.79%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on March 2, 1998. Index returns begin February 28, 1998.
** Class I shares commenced operations on December 29, 2000. Index returns begin December 31, 2000.

Net Asset Value
	Class A	Class B	Class C	Class I
Net Asset Value: 11/30/03	$ 20.22	$ 19.73	$ 19.75	$ 20.50
5/31/03	$ 17.97	$ 17.60	$ 17.62	$ 18.19

Class A Lipper Rankings - Health/Biotechnology Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	50	of	191	27

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment (Adjusted for Sales Charge)
[] Scudder Health Care Fund - Class A [] S&P 500 Index++ [] Goldman Sachs Healthcare Index+++

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425. The growth of $10,000 is cumulative.

* The Fund commenced operations on March 2, 1998. Index returns begin February 28, 1998.

Comparative Results (Adjusted for Sales Charge)
Scudder Health Care Fund		1-Year	3-Year	5-Year	Life of Fund*	Life of Class**
Class A	Growth of $10,000	$11,837	$8,522	$15,497	$16,225	-
	Average annual total return	18.37%	-5.19%	9.16%	8.79%	-
Class B	Growth of $10,000	$12,156	$8,646	$15,679	$16,321	-
	Average annual total return	21.56%	-4.74%	9.41%	8.90%	-
Class C	Growth of $10,000	$12,336	$8,738	$15,645	$16,285	-
	Average annual total return	23.36%	-4.40%	9.36%	8.86%	-
Class I	Growth of $10,000	$12,600	-	-	-	$8,783
	Average annual total return	26.00%	-	-	-	-4.36%
S&P 500 Index++	Growth of $10,000	$11,509	$8,434	$9,766	$10,953	$8,393
	Average annual total return	15.09%	-5.52%	-.47%	1.60%	-5.83%
Goldman Sachs Healthcare Index+++	Growth of $10,000	$11,293	$8,418	$11,798	$13,402	$8,124
	Average annual total return	12.93%	-5.58%	3.36%	5.30%	-6.79%

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 2, 1998. Index returns begin February 28, 1998.
** Class I shares commenced operations on December 29, 2000. Index returns begin December 31, 2000.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
+++ The Goldman Sachs Healthcare Index is a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings during the 5-year and life of fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Returns shown for Class AARP for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Health Care Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Shareholders redeeming Class AARP and Class S shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

Average Annual Total Returns
Scudder Health Care Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Class S	12.66%	25.88%	-3.04%	10.76%	10.22%
Class AARP	12.66%	25.88%	-3.02%	10.76%	10.22%
S&P 500 Index+	10.80%	15.09%	-5.52%	-.47%	1.60%
Goldman Sachs Healthcare Index++	5.45%	12.93%	-5.58%	3.36%	5.30%

Sources: Lipper Inc. and Deutsche Investment Management Americas, Inc.

++ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on March 2, 1998. Index returns begin February 28, 1998.
Net Asset Value
	Class AARP	Class S
Net Asset Value: 11/30/03	$ 20.38	$ 20.38
5/31/03	$ 18.09	$ 18.09

Class S Lipper Rankings - Health/Biotechnology Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	47	of	191	25
3-Year	37	of	104	36
5-Year	21	of	47	44

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment
[] Scudder Health Care Fund - Class S [] S&P 500 Index+ [] Goldman Sachs Healthcare Index++

Yearly periods ended November 30

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 2, 1998. Index returns begin February 28, 1998.

Comparative Results
Scudder Health Care Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$12,588	$9,116	$16,668	$17,487
	Average annual total return	25.88%	-3.04%	10.76%	10.22%
Class AARP	Growth of $10,000	$12,588	$9,120	$16,668	$17,487
	Average annual total return	25.88%	-3.02%	10.76%	10.22%
S&P 500 Index+	Growth of $10,000	$11,509	$8,434	$9,766	$10,953
	Average annual total return	15.09%	-5.52%	-.47%	1.60%
Goldman Sachs Healthcare Index++	Growth of $10,000	$11,293	$8,418	$11,798	$13,402
	Average annual total return	12.93%	-5.58%	3.36%	5.30%

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 2, 1998. Index returns begin February 28, 1998.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Goldman Sachs Healthcare Index is a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Portfolio Managers James Fenger and Leefin Lai discuss Scudder Health Care Fund's performance, strategy and market environment for its semiannual period ended November 30, 2003.

Q: How did Scudder Health Care Fund perform over its most recent semiannual period?

A: Scudder Health Care Fund outperformed both its Lipper category average and the unmanaged Standard & Poor's 500 index for the six months ended November 30, 2003. The fund's 12.52% (Class A shares unadjusted for sales charge) return for the period compared with an 8.50% return for the Lipper Health/Biotechnology Funds category average and a 10.80% return for the Standard & Poor's 500 index.1 In addition, the fund outperformed the 5.45% return of its secondary benchmark, the Goldman Sachs Healthcare Index. (Please see pages 4 through 9 for performance of other share classes.)

1 Source: Lipper Inc. Includes portfolios that invest at least 65% of equity assets in shares of companies engaged in health care, medicine and biotechnology. It is not possible to invest directly in an index or a Lipper category.

Q: What events affected the health care sector during the period?

A: We finally saw passage of a Medicare prescription drug bill by Congress. We view this event positively because we expect it to reduce uncertainty in the health care industry. Although the Medicare drug benefit will likely lower pharmaceutical prices due to volume discounts, higher volumes due to increased use may help offset lower prices. We believe the new plan will provide more clarity for the pharmaceutical industry. Initially, there was general concern that the importation of drugs from Canada would be legalized. Under the legislation that was passed, however, the Department of Health and Human Services would have to certify the safety of any drugs imported into the United States. We believe it is unlikely this will occur and that the importation of drugs from Canada will remain limited. There are also other provisions in the Medicare bill that are positive for other areas of health care. The prescription drug benefit is expected to be positive for the prescription benefits managers (PBMs) because they will be administering the drug plan once it becomes law. Another subsector that should benefit from the Medicare legislation is hospitals, which should receive increased funding, especially rural hospitals. The plan also calls for an increase in funding for managed care plans that participate in Medicare. Finally, given the higher volume in pharmaceuticals, we feel that the drug distributors will also benefit. The Medicare prescription drug bill is clearly the biggest event that occurred during the period. As noted above, we view the legislation as positive for the health care sector in general.

Q: Will you describe the most successful investment decisions during the period?

A: MGI Pharma, an emerging drug company, saw its stock rise 91% during the period. It received approval for a new drug to treat nausea and vomiting due to chemotherapy. The product appears to have advantages over other products that are currently on the market in terms of the duration of its effectiveness, and we believe it can gain significant market share.

We bought Gen-Probe on weakness during the period. The company makes diagnostic tests used for screening blood. These tests seem to have an apparent advantage over pre-existing products in that they are able to detect viruses at an earlier stage; they detect the actual virus as opposed to detecting the antibodies that are generated later to fight the virus. The company's tests are being rapidly adopted and the stock came back nicely, allowing us to take some profits at the end of the period.

Pharmaceutical Resources was up 77% for the period. The stock has been a core holding of ours in the generics industry. The company has participated in several generic product launches, including the recent launch of a generic version of Paxil for the treatment of depression and anxiety.

AdvancePCS, a prescription benefits manager, was another winner for our portfolio during the period, as Caremark Rx announced its intentions to acquire the company. (As of 11/30/03, positions in AdvancePCS were sold.) While there was some initial skepticism concerning the merger, both companies' stocks rallied strongly toward the end of the six-month period. We view the combination quite favorably and maintain a core position in Caremark Rx.

Barr Laboratories, a generic drug company, continued to do well in the generic oral contraceptive market. The company also launched a proprietary oral contraceptive that has unique characteristics versus existing products.

Relative to the secondary benchmark, we were fortunate to be underweight2 in Merck & Co. as it suffered a series of setbacks. (As of 11/30/03, positions in Merck & Co. were sold.) The company dropped two products from its research portfolio that were in the late stages of research. Furthermore, the company reduced its near-term earnings outlook. The stock continued to look uninteresting given the company's near-term performance challenges and its lack of new products.

2 "Underweight" means we hold a lower percentage than the benchmark.

Q: On the flip side, were there any disappointments?

A: First Health Group hurt performance during the period after the company announced that 2004 was going to be a much slower growth year than prior years. This is a managed care company that faces increasing competition in its markets. (As of 11/30/03, positions in First Health Group were sold.)

Biogen, a maker of treatments for cancer and chronic diseases, was down 10% after it announced a merger with IDEC Pharmaceuticals. The merger was not viewed positively by investors due to the lack of obvious synergies between the two companies. We reduced our combined holdings of the two companies.

InterMune, which develops treatments for serious pulmonary and infectious diseases and cancer, was also down, as concerns linger around the disappointing clinical results of its lead product. In addition, we eliminated our position in King Pharmaceuticals during the period, as the company announced a disappointing quarter and lowered earnings expectations going forward.

Q: How did you position the fund within major pharmaceutical stocks during the period?

A: The major pharmaceuticals weighting moved from 17.5% up to 22.5%. This was primarily due to increasing our weightings in European stocks and the addition of a Japanese company. We also added to Wyeth later in the period, as concerns over the company's diet drug litigation continued to haunt the company, weakening its share price to an attractive level.

In general, we remain negative on domestic large-cap pharmaceutical stocks, which did poorly during the period. We think many of these companies lack major new products in the near term. We are concerned about drug patent expirations. Finally, pharmaceutical prices are being subjected to increased scrutiny. Our underweight in the group benefited us during the period, as Merck declined 27% and Schering-Plough dropped 12%. We significantly underweighted Merck versus our benchmark, and did not own Schering-Plough. Both companies reported disappointing earnings and lowered their future earnings projections. (As of 11/30/03, positions in Merck were sold.)

However, we added to Wyeth because of apparent weakness in the stock. Wyeth was down 10% during the period. This was due in part to increased concerns regarding the diet drug litigation that it has dealt with over the last few years. Recently, the company had to add to its reserves to cover a class-action settlement, and there was a high-profile court case that was decided against Wyeth. Since then, there has been a court case that was decided in Wyeth's favor, which leads us to believe that the potential liability is manageable. We also added to Eli Lilly, which did relatively well, up 15%, based on the company's new product launches, such as a treatment for male sexual dysfunction.

We increased our weighting in European pharmaceutical companies, a group that has fared much better than their US counterparts. Roche was up 18% and GlaxoSmithKline was up 15%. We believe the product pipeline looks much better for the European companies; as a result, we are increasing our holdings in this region. Novartis, a Swiss company, is a new stock we added. We like the company because, unlike its competitors in the United States, the company is not facing any major patent expirations and has delivered double-digit revenue growth in pharmaceuticals. Finally, we think there is a new-product story developing at Novartis that could be exciting.

Relative to the secondary benchmark, the portfolio was helped by its underweight in Johnson & Johnson, down 9% for the period. There is concern about the increased competition the company expects to face from Boston Scientific in the drug-eluting stent market. There is also concern about eroding market shares for several of its key pharmaceutical products. For example, the company's Procrit franchise in the oncology market is being threatened by Amgen. The company is also facing increased competition in the rheumatoid arthritis market.

Q: How did you position the fund within specialty pharmaceutical stocks during the semiannual period?

A: The specialty pharmaceutical stocks did well during the period, especially the generic stocks. The specialty pharmaceutical subsector represents companies that provide treatments which address specific diseases or illnesses. Barr Laboratories jumped 56% and Mylan Labs rose 31%. Watson Pharmaceuticals and Teva Pharmaceuticals increased 27% and 19%, respectively. Teva Pharmaceuticals, the largest generic drug company in the world, announced the intended acquisition of SICOR, a stock that rose 31% during the six-month period. We believe these companies will continue to benefit from the trend toward generics. We also think they will benefit from the Medicare prescription drug bill.

The portfolio's weight in the specialty pharmaceutical area decreased due to the fact that we eliminated and reduced several holdings. We sold our entire position in Biovail early in the period as we became concerned about the sustainability of the company's growth rate. We reduced our ophthalmic stock holdings in Alcon and Allergan as they approached our price targets. In the case of Allergan, the stock weakened later in the period, which provided an opportunity to add back to our position at an attractive price.

Q: How did you position the fund within biotechnology and new discovery stocks during the period?

A: The fund's weight in biotechnology rose to 24.0% from 20.6%. We added new stocks, such as Genzyme, and bolstered our weights in stocks already held. In addition, selected small-cap biotechnology names we owned over the period did quite well despite overall weakness in biotechnology stocks during the third calendar quarter.

Biotechnology is an area that we continue to like. We saw an acceleration in revenue growth this year and an increase in the number of companies achieving profitability. The outlook from the Food and Drug Administration (FDA) improved in terms of accelerating new product approvals. We also saw positive clinical results from many compelling new drugs. During the period, most of our small-cap biotechnology stocks did well, and many represented our biggest gainers during the period. Inspire Pharmaceuticals climbed 41%. NPS Pharmaceuticals was up 40%. Amylin rose 32%. Vicuron increased 27%, while ILEX Oncology was up 26%. All of these companies have late-stage new drugs that continued to make progress toward FDA approval, approvals that seem likely to occur in 2004 and 2005. This was clearly an area of strength for us. The larger-cap biotechnology stocks didn't do as well. Genentech was a strong performer, but Amgen and Biogen were down. We added Genzyme on price weakness, as we believe it is poised to generate steady growth on a diverse range of products to treat serious diseases and conditions, such as Fabry disease.

Amgen underperformed in part because investors were concerned about potential reimbursement changes on several of its drugs as a result of the new Medicare drug bill. Amgen sells products that are injected or infused and are typically dispensed at the doctor's office or hospital. Currently, these products are reimbursed under Medicare. The level of reimbursement to physicians is being reduced modestly, however, and could have a negative impact on the volumes sold by Amgen. In addition, clinical data came out regarding a competitive product that could take on Amgen's treatment for anemia. This new product is still several years away from the market and may face a significant legal challenge from Amgen.

Genentech moved into the fund's top 10 holdings at the end of the period. Although we missed part of the move in Genentech's stock earlier in the time period, we acquired a sizable position in Genentech due to its outstanding opportunities in the field of oncology. Avastin, its new oncology drug that reduces blood flow to cancerous tumors, reportedly provides an increase in survival among colon cancer patients. Genentech is expected to receive FDA approval for Avastin within a few months.

Q: How did you position the fund within health care services during the period?

A: In the health care services area, the weighting fell sharply to 16.8% from 20.9%. We sold a few names that were in the process of being acquired: AdvancePCS and Cobalt. We also sold First Health, which announced a disappointing outlook for 2004. We reduced two of our names in the drug distribution area and eliminated Lab Corp as they approached price targets. Finally, we decreased our weighting in hospital management companies.

The hospital stocks were strong in the third quarter, and we took advantage of this strength to take profits in companies such as HCA, Inc. We continue to be concerned about apparent weak admission trends and higher bad-debt expenses. There are signs that admissions could be picking up, but the pickup appears to be related to a more severe flu season. Flu admissions tend not to be particularly profitable for the industry. We continue to see the number of uninsured patients on the rise and do not foresee a sustainable improvement in admissions until the general level of employment increases meaningfully.

The fund's managed care holdings underperformed during the period. First Health, mentioned earlier, hurt us. Our limited exposure to the managed care companies that stand to benefit the most from the Medicare prescription drug bill also negatively affected our performance. (As of 11/30/03, positions in First Health were sold.) UnitedHealth Group, Inc., one of our larger holdings, does participate in the Medicare program and could be a significant beneficiary of the bill going forward. Two of our managed care holdings, Anthem and WellPoint, announced an intended merger. In addition to operating cost synergies, their different geographic strongholds will result in a more national presence for the combined entity. Overall, we continue to find the managed care stocks to be attractive, given cheap valuations, strong near-term earnings momentum and premium increases that are exceeding slowing cost trends.

We like the prescription benefits managers for several reasons. They are expected to benefit from the move to generic and mail order drugs, both of which enhance profitability. In addition, companies such as Caremark Rx are experiencing strong growth from their specialty drug distribution business, which is rapidly growing due to the introduction of many new biotechnology products. During the period, Caremark Rx announced they were merging with AdvancePCS. We view the merger favorably as we expect it to help Caremark compete more effectively in terms of managed care and government plans, including the new Medicare prescription drug benefit. Furthermore, Caremark Rx should be able to expand its successful mail order and specialty distribution business to AdvancePCS clients. Caremark was up 18% for the period, and Advanced PCS was up 68%.

Drug distributors were weak, in part due to continued concerns regarding the slowdown in pharmaceutical growth, shrinking profit margins and increased competition. We believe these issues are already reflected in the stock prices, and we continue to hold names in that area. Fisher Scientific, a distributor of scientific equipment, did well, up 27% during the time period.

Q: How did you position the fund within medical supply and specialty during the period?

A: In the medical supply and specialty area, the weighting increased to 16.2% from 12.9%, as we added a number of new names to the portfolio.

In terms of medical devices, we like select opportunities. We fundamentally like the orthopedics area due to its steady growth characteristics. However, we think the stocks are fully valued at this point and we took some profits. Zimmer Holdings, an orthopedic company, continued to generate better-than-expected results, and its stock moved up 47% during the period. Looking at other holdings, Biomet rose 30% and Smith & Nephew climbed 25% during the period. In the cardiovascular area, we continue to like Boston Scientific given the planned launch next year of its drug-eluting coronary stent. A drug-eluting stent slowly releases a drug and has been shown in clinical trials to significantly reduce repeated blockage in arteries. While Guidant could be hurt by the trend toward drug-eluting stents, we added a position in Guidant's stock, given the company's compelling valuation and continued strength in the cardiac rhythm management business, which is exceeding our expectations. Guidant stock was up 38% during the period. On the negative side, the hospital supply stocks performed poorly. Abbott shares were flat, and Johnson & Johnson shares were down 9%. Fortunately, we were underweight in both stocks relative to our benchmark during the time period. We added to Abbott, taking a more bullish stance on the stock by the end of the period. We are seeing enhanced growth in its pharmaceutical division led by the launch of Humira, a new drug for rheumatoid arthritis. We are also expecting the company's diagnostic manufacturing problems to be resolved. Finally, we understand the company plans to spin off its slower-growing hospital products in 2004.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2003

Asset Allocation	11/30/03	5/31/03

Common Stocks	97%	95%
Cash Equivalents	3%	5%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	11/30/03	5/31/03

Pharmaceuticals: Major Pharmaceuticals	23%	18%
Specialty Pharmaceuticals	15%	15%
Biotechnology	24%	22%
Health Care Services	17%	22%
Medical Supply & Specialty	17%	14%
Hospital Management	3%	8%
Life Science Equipment	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2003 (30.0% of Portfolio)
1. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	5.4%
2. Wyeth Manufacturer of pharmaceuticals and health care products	5.1%
3. Caremark Rx, Inc. Provider of pharmaceutical services in the United States	3.2%
4. Abbott Laboratories Developer of health care products	2.9%
5. Eli Lilly & Co. Provider of pharmaceuticals	2.4%
6. UnitedHealth Group Inc. Operator of organized health systems	2.3%
7. Amgen, Inc. Developer of pharmaceuticals	2.3%
8. Roche Holding AG Developer of pharmaceutical and nutrition products	2.2%
9. Novartis AG (Registered) Manufacturer of pharmaceutical and nutrition products	2.1%
10. Genentech, Inc. Developer and discoverer of human pharmaceuticals	2.1%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 23. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 97.1%
Health Care 97.1%
Biotechnology 24.0%
Adolor Corp.*	126,200	2,489,926
Alkermes, Inc.*	103,800	1,357,704
Amgen, Inc.*	88,200	5,072,382
Amylin Pharmaceuticals, Inc.*	102,100	2,671,957
AtheroGenics, Inc.*	77,700	1,111,110
Atrix Laboratories, Inc.*	63,800	1,292,588
Biogen Idec, Inc.*	57,695	2,202,795
Celgene Corp.*	36,200	1,655,426
Cephalon, Inc.*	15,100	709,549
Gen-Probe, Inc.*	33,500	1,163,120
Genentech, Inc.*	55,600	4,687,080
Genzyme Corp. (General Division)*	79,000	3,692,460
Gilead Sciences, Inc.*	56,000	3,286,080
ILEX Oncology, Inc.*	147,500	3,078,325
Inspire Pharmaceuticals, Inc.*	118,300	2,046,590
InterMune, Inc.*	87,600	1,849,236
Medicines Co.*	98,000	2,682,260
MedImmune, Inc.*	38,500	916,300
MGI Pharma, Inc.*	87,600	3,361,212
Neurocrine Biosciences, Inc.*	53,700	2,836,971
NPS Pharmaceuticals, Inc.*	69,500	2,097,510
Onyx Pharmaceuticals, Inc.*	58,700	1,689,386
Vicuron Pharmaceuticals, Inc.*	58,400	1,059,960
		53,009,927
Medical Supply & Specialty 16.2%
Abbott Laboratories	144,500	6,386,900
Baxter International, Inc.	114,200	3,177,044
Becton, Dickinson and Co.	58,100	2,325,743
Biomet, Inc.	44,375	1,587,294
Boston Scientific Corp.*	97,100	3,484,919
Guidant Corp.	39,700	2,253,769
Interpore International, Inc.*	75,700	922,026
Johnson & Johnson	65,892	3,247,817
Medtronic, Inc.	58,700	2,653,240
Nobel Holdings AG	22,400	2,102,981
Smith & Nephew PLC	177,112	1,360,937
St. Jude Medical, Inc.*	61,000	3,863,740
Zimmer Holdings, Inc.*	37,100	2,445,632
		35,812,042
Health Care Services 16.8%
Aetna, Inc.	23,800	1,532,244
AmerisourceBergen Corp.	38,700	2,449,323
Anthem, Inc.*	56,900	4,103,628
Cardinal Health, Inc.	72,400	4,426,536
Caremark Rx, Inc.*	264,900	7,072,830
Fisher Scientific International, Inc.*	88,500	3,563,895
McKesson Corp.	93,400	2,727,280
Medco Health Solutions, Inc.*	25,826	940,841
Omnicare, Inc.	40,700	1,624,744
UnitedHealth Group, Inc.	94,560	5,096,784
WellPoint Health Networks, Inc.*	37,400	3,496,526
		37,034,631
Hospital Management 2.8%
HCA, Inc.	102,900	4,312,539
Health Management Associates, Inc. "A"	32,400	832,680
Universal Health Services, Inc. "B"	21,300	1,145,301
		6,290,520
Life Science Equipment 0.8%
Charles River Laboratories International, Inc.*	50,800	1,648,460
Pharmaceuticals 36.5%
Alcon, Inc.	47,100	2,739,807
Allergan, Inc.	37,200	2,779,956
Altana AG	35,900	2,176,989
AstraZeneca PLC	51,985	2,360,946
Aventis SA	50,699	2,926,703
Barr Laboratories, Inc.*	27,400	2,261,596
Eli Lilly & Co.	77,700	5,327,112
Forest Laboratories, Inc.*	55,900	3,054,376
GlaxoSmithKline PLC (ADR)	73,000	3,349,240
IVAX Corp.*	68,900	1,477,905
Mylan Laboratories, Inc.	86,925	2,200,941
Novartis AG (Registered)	112,462	4,754,491
Pfizer, Inc.	357,950	12,009,222
Pharmaceutical Resources, Inc.*	52,100	3,781,418
Roche Holding AG	53,657	4,840,140
Sanofi-Synthelabo SA	29,846	2,021,704
Takeda Chemical Industries, Ltd.	38,000	1,456,071
Taro Pharmaceutical Industries Ltd.*	16,900	1,165,086
Teva Pharmaceutical Industries Ltd. (ADR)	71,000	4,276,749
Valeant Pharmaceuticals International	64,200	1,535,022
Watson Pharmaceuticals, Inc.*	63,600	2,998,103
Wyeth	282,700	11,138,380
		80,631,957
Total Common Stocks (Cost $168,666,992)		214,427,537

Cash Equivalents 2.9%
Scudder Cash Management QP Trust, 1.09% (b)
(Cost $6,348,644)	6,348,644	6,348,644
Total Investment Portfolio - 100.0% (Cost $175,015,636) (a)		220,776,181

* Non-income producing security.
(a) The cost for federal income tax purposes was $176,144,622. At November 30, 2003, net unrealized appreciation for all securities based on tax cost was $44,631,559. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $48,715,020 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,083,461.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2003 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $168,666,992)	$ 214,427,537
Investment in Scudder Cash Management QP Trust (cost $6,348,644)	6,348,644
Total investments in securities, at value (cost $175,015,636)	220,776,181
Receivable for investments sold	3,720,159
Dividends receivable	191,716
Interest receivable	4,894
Receivable for Fund shares sold	218,376
Foreign taxes recoverable	13,398
Total assets	224,924,724
Liabilities
Due to custodian bank	114,123
Payable for investments purchased	3,690,650
Payable for Fund shares redeemed	141,813
Accrued management fee	156,750
Other accrued expenses and payables	122,941
Total liabilities	4,226,277
Net assets, at value	$ 220,698,447
Net Assets
Accumulated net investment loss	(1,019,594)
Net unrealized appreciation (depreciation) on: Investments	45,760,545
Foreign currency related transactions	4,128
Accumulated net realized gain (loss)	(35,917,209)
Paid-in capital	211,870,577
Net assets, at value	$ 220,698,447

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2003 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($29,947,546 / 1,480,897 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 20.22
Maximum offering price per share (100 / 94.25 of $20.22)	$ 21.45
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($14,272,571 / 723,410 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 19.73
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($6,012,897 / 304,483 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 19.75
Maximum offering price per share (100 / 99.0 of $19.75)	$ 19.95
Class I Net Asset Value, offering and redemption price per share ($31,630 / 1,543 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 20.50
Class AARP Net Asset Value, offering and redemption price (a) per share ($32,854,729 / 1,611,865 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 20.38
Class S Net Asset Value, offering and redemption price (a) per share ($137,579,074 / 6,750,412 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 20.38

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2003 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $12,591)	$ 499,965
Interest - Scudder Cash Management QP Trust	35,216
Total Income	535,181
Expenses: Management fee	872,907
Administrative fee	558,368
Distribution service fees	116,730
Trustees' fees and expenses	5,818
Other	974
Total expenses, before expense reductions	1,554,797
Expense reductions	(22)
Total expenses, after expense reductions	1,554,775
Net investment income (loss)	(1,019,594)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	4,208,592
Foreign currency related transactions	22,115
4,230,707
Net unrealized appreciation (depreciation) during the period on: Investments	20,828,350
Foreign currency related transactions	2,538
20,830,888
Net gain (loss) on investment transactions	25,061,595
Net increase (decrease) in net assets resulting from operations	$ 24,042,001

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2003 (Unaudited)	Year Ended May 31, 2003
Operations: Net investment income (loss)	$ (1,019,594)	$ (1,390,548)
Net realized gain (loss) on investment transactions	4,230,707	(11,764,298)
Net unrealized appreciation (depreciation) on investment transactions during the period	20,830,888	10,752,105
Net increase (decrease) in net assets resulting from operations	24,042,001	(2,402,741)
Fund share transactions: Proceeds from shares sold	28,414,925	37,502,617
Cost of shares redeemed	(17,457,841)	(55,810,001)
Redemption fees	12,765	41,382
Net increase (decrease) in net assets from Fund share transactions	10,969,849	(18,266,002)
Increase (decrease) in net assets	35,011,850	(20,668,743)
Net assets at beginning of period	185,686,597	206,355,340
Net assets at end of period (including accumulated net investment loss of $1,019,594 at November 30, 2003)	$ 220,698,447	$ 185,686,597

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended May 31,	2003[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 17.97	$ 17.91	$ 20.41	$ 23.34
Income (loss) from investment operations: Net investment income (loss)[c]	(.10)	(.15)	(.19)	(.07)
Net realized and unrealized gain (loss) on investment transactions	2.35	.21	(2.32)	(2.86)
Total from investment operations	2.25	.06	(2.51)	(2.93)
Redemption fees	-***	-***	.01	-
Net asset value, end of period	$ 20.22	$ 17.97	$ 17.91	$ 20.41
Total Return (%)[d]	12.52**	.34	(12.25)	(12.55)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	24	17	7
Ratio of expenses (%)	1.60*	1.53	1.48	1.40*
Ratio of net investment income (loss) (%)	(1.08)*	(.94)	(.98)	(.74)*
Portfolio turnover rate (%)	61*	53	62	65
[a] For the six months ended November 30, 2003 (Unaudited).
[b] For the period December 29, 2000 (commencement of operations of Class A shares) to May 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B
Years Ended May 31,	2003[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 17.60	$ 17.69	$ 20.33	$ 23.34
Income (loss) from investment operations: Net investment income (loss)[c]	(.18)	(.27)	(.34)	(.13)
Net realized and unrealized gain (loss) on investment transactions	2.31	.18	(2.31)	(2.88)
Total from investment operations	2.13	(.09)	(2.65)	(3.01)
Redemption fees	-***	-***	.01	-
Net asset value, end of period	$ 19.73	$ 17.60	$ 17.69	$ 20.33
Total Return (%)[d]	12.10**	(.51)	(12.99)	(12.90)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	12	12	4
Ratio of expenses (%)	2.41*	2.32	2.28	2.19*
Ratio of net investment income (loss) (%)	(1.89)*	(1.73)	(1.78)	(1.53)*
Portfolio turnover rate (%)	61*	53	62	65
[a] For the six months ended November 30, 2003 (Unaudited).
[b] For the period December 29, 2000 (commencement of operations of Class B shares) to May 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Years Ended May 31,	2003[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 17.62	$ 17.70	$ 20.33	$ 23.34
Income (loss) from investment operations: Net investment income (loss)[c]	(.18)	(.27)	(.34)	(.13)
Net realized and unrealized gain (loss) on investment transactions	2.31	.19	(2.30)	(2.88)
Total from investment operations	2.13	(.08)	(2.64)	(3.01)
Redemption fees	-***	-***	.01	-
Net asset value, end of period	$ 19.75	$ 17.62	$ 17.70	$ 20.33
Total Return (%)[d]	12.09**	(.45)	(12.94)	(12.90)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	4	4	1
Ratio of expenses (%)	2.40*	2.31	2.25	2.16*
Ratio of net investment income (loss) (%)	(1.88)*	(1.72)	(1.75)	(1.50)*
Portfolio turnover rate (%)	61*	53	62	65
[a] For the six months ended November 30, 2003 (Unaudited).
[b] For the period December 29, 2000 (commencement of operations of Class C shares) to May 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class I
Years Ended May 31,	2003[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 18.19	$ 18.05	$ 20.44	$ 23.34
Income (loss) from investment operations: Net investment income (loss)[c]	(.08)	(.09)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.39	.23	(2.31)	(2.88)
Total from investment operations	2.31	.14	(2.40)	(2.90)
Redemption fees	-***	-***	.01	-
Net asset value, end of period	$ 20.50	$ 18.19	$ 18.05	$ 20.44
Total Return (%)	12.70**	.78	(11.69)	(12.43)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.03	.04	.01	-
Ratio of expenses (%)	1.30*	1.11	.95	.95*
Ratio of net investment income (loss) (%)	(.78)*	(.52)	(.45)	(.29)*
Portfolio turnover rate (%)	61*	53	62	65
[a] For the six months ended November 30, 2003 (Unaudited).
[b] For the period December 29, 2000 (commencement of operations of Class I shares) to May 31, 2001.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class AARP
Years Ended May 31,	2003[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 18.09	$ 17.98	$ 20.43	$ 24.89
Income (loss) from investment operations: Net investment income (loss)[c]	(.08)	(.11)	(.14)	(.07)
Net realized and unrealized gain (loss) on investment transactions	2.37	.22	(2.32)	(3.73)
Total from investment operations	2.29	.11	(2.46)	(3.80)
Less distributions from: Net realized gains on investment transactions	-	-	-	(.69)
Redemption fees	-***	-***	.01	.03
Net asset value, end of period	$ 20.38	$ 18.09	$ 17.98	$ 20.43
Total Return (%)	12.66d**	.61	(11.99)	(15.48)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	24	30	35
Ratio of expenses (%)	1.39*	1.28	1.20	1.20*
Ratio of net investment income (loss) (%)	(.87)*	(.69)	(.70)	(.54)*
Portfolio turnover rate (%)	61*	53	62	65
[a] For the six months ended November 30, 2003 (Unaudited).
[b] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to May 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S
Years Ended May 31,	2003[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 18.09	$ 17.99	$ 20.44	$ 18.32	$ 12.93	$ 12.08
Income (loss) from investment operations: Net investment income (loss)[b]	(.08)	(.11)	(.14)	(.14)	(.17)	(.11)
Net realized and unrealized gain (loss) on investment transactions	2.37	.21	(2.32)	2.88	5.54	.94
Total from investment operations	2.29	.10	(2.46)	2.74	5.37	.83
Less distributions from: Net realized gains on investment transactions	-	-	-	(.69)	-	-
Redemption fees	-***	-***	.01	.07	.02	.02
Net asset value, end of period	$ 20.38	$ 18.09	$ 17.99	$ 20.44	$ 18.32	$ 12.93
Total Return (%)	12.66e**	.56	(11.99)	14.88	41.69[c]	7.04[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	138	122	143	188	94	47
Ratio of expenses before expense reductions (%)	1.39*	1.28	1.20	1.31	1.89[d]	1.95
Ratio of expenses after expense reductions (%)	1.39*	1.28	1.20	1.31	1.83[d]	1.75
Ratio of net investment income (loss) (%)	(.87)*	(.69)	(.70)	(.64)	(1.10)	(.88)
Portfolio turnover rate (%)	61*	53	62	65	142	133
[a] For the six months ended November 30, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.79% and 1.75%, respectively.
[e] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Health Care Fund (the "Fund") is a non-diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subjected to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $38,248,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2010 ($22,894,000) and May 31, 2011 ($15,354,000), the respective expiration dates, whichever occurs first.

From November 1, 2002 through May 31, 2003, the Fund incurred approximately $427,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended May 31, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (38,248,000)
Net unrealized appreciation (depreciation) on investments	$ 23,459,397

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and Class S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended November 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $74,624,321 and $61,104,900, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $500,000,000 of the Fund's average daily net assets and 0.80% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended November 30, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.85% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.55%, 0.57%, 0.56%, 0.45%, 0.54% and 0.54% of the average daily net assets for Class A, B, C, I, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Services Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provided subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel).

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement pending completion of a review by the Fund's Independent Trustees of the Fund's shareholder servicing and related arrangements. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and/or administrative fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.40%, 1.42%, 1.41%, 1.30%, 1.39% and 1.39% of average daily net assets for Class A, B, C, I, AARP and S shares, respectively (excluding certain expenses such as Rule 12b-1 and/or service fees, trustees and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

For the six months ended November 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at November 30, 2003
Class A	$ 73,639	$ 12,898
Class B	37,353	6,447
Class C	14,419	2,602
Class I	131	18
Class AARP	77,723	14,044
Class S	355,103	58,893
	$ 558,368	$ 94,902

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended November 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2003
Class B	$ 49,150	$ 8,524
Class C	19,311	3,503
	$ 68,461	$ 12,027

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2003	Effective Rate
Class A	$ 26,165	$ 4,635.20%
Class B	15,782	2,110.24%
Class C	6,322	1,101.24%
	$ 48,269	$ 7,846

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended November 30, 2003, aggregated $6,572 and $16, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended November 30, 2003, the CDSC for Class B and C shares aggregated $14,876 and $105, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended November 30, 2003, SDI received $51.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investments Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregated net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $22 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2003		Year Ended May 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	345,278	$ 6,615,240	782,624	$ 12,387,814
Class B	138,069	2,579,904	276,804	4,380,934
Class C	91,951	1,715,984	118,235	1,867,015
Class I	1,157	21,165	1,652.7	26,685
Class AARP	364,775	7,032,374	169,789	2,737,934
Class S	541,964	10,450,258	1,007,182	16,102,235
		$ 28,414,925		$ 37,502,617
Shares redeemed
Class A	(174,976)	$ (3,351,139)	(417,287)	$ (6,587,672)
Class B	(71,878)	(1,343,329)	(294,047)	(4,541,718)
Class C	(23,591)	(443,303)	(123,505)	(1,895,945)
Class I	(1,801)	(35,851)	(219)	(3,968)
Class AARP	(103,096)	(1,991,710)	(513,699)	(8,008,337)
Class S	(532,403)	(10,292,509)	(2,202,038)	(34,772,361)
		$ (17,457,841)		$ (55,810,001)
Redemption fees		$ 12,765		$ 41,382
Net increase (decrease)
Class A	170,302	$ 3,264,101	365,337	$ 5,800,142
Class B	66,191	1,236,575	(17,243)	(160,784)
Class C	68,360	1,272,681	(5,270)	(28,930)
Class I	(644)	(14,686)	1,433.7	22,717
Class AARP	261,679	5,044,209	(343,910)	(5,259,073)
Class S	9,561	166,969	(1,194,856)	(18,640,074)
		$ 10,969,849		$ (18,266,002)

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder US Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SUHAX	SUHBX	SUHCX
CUSIP Number	811196-815	811196-799	811196-781
Fund Number	452	652	752

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SHCAX	SCHLX
Fund Number	152	352

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. Investors may do so by filling out and returning the enclosed "opt-out" form. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence - Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

August 2003

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not currently applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Health Care Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               January 16, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Health Care Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               January 16, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               January 16, 2004
                                    ---------------------------